UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2024

Axonics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38721	45-4744083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
26 Technology Drive
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 396-6322
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.0001 per share	AXNX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note
As previously disclosed in the Current Report on Form 8-K filed by Axonics, Inc., a Delaware corporation (the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”) on January 8, 2024, the Company entered into an Agreement and Plan of Merger, dated as of January 8, 2024 (the “Merger Agreement”), by and among the Company, Boston Scientific Corporation, a Delaware corporation (“Parent”), and Sadie Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).
On November 15, 2024, pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”) in accordance with the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”), whereupon the separate corporate existence of Merger Sub ceased and the Company continued as the surviving corporation and a wholly owned subsidiary of Parent.
By virtue of the Merger, at the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), that was issued and outstanding immediately prior to the Effective Time (each, a “Share” and collectively, the “Shares”), other than Shares (i) held in the treasury of the Company, (ii) owned by any direct or indirect wholly owned subsidiary of the Company, (iii) owned by Merger Sub, Parent or any direct or indirect wholly owned subsidiary of Parent (the Shares addressed in (i), (ii) and (iii) collectively, the “Excluded Shares”) or (iv) held by stockholders and beneficial owners of Shares who are entitled to demand and have properly demanded appraisal for such Shares in accordance with Section 262 of the DGCL, and, as of the Effective Time, have not effectively waived, withdrawn or otherwise lost their appraisal rights under the DGCL with respect to such Shares (the Shares addressed in (iv) collectively, the “Dissenting Shares”), was automatically canceled and converted into the right to receive $71.00 in cash, without interest (the “ Merger Consideration”). The aggregate equity value of the Shares acquired by Parent was approximately $3.7 billion.
In addition, pursuant to the Merger Agreement, at the Effective Time:
•each outstanding and unexercised option granted under a Company stock plan (each, a “Company Option”), whether vested or unvested, with an exercise price per Share that was less than the Merger Consideration, was canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the amount by which the Merger Consideration exceeded the applicable exercise price per Share of such Company Option and (ii) the aggregate number of Shares remaining issuable upon exercise of such Company Option, less applicable taxes and authorized deductions;
•each outstanding and unexercised Company Option, whether vested or unvested, with an exercise price per Share that was equal to or greater than the Merger Consideration was canceled without the payment of consideration;
•each outstanding restricted stock award granted under a Company stock plan (each, a “Company RSA”) was canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the Merger Consideration and (ii) the aggregate number of Shares that are Company RSAs, less applicable taxes and authorized deductions;
•each outstanding restricted share unit award granted under a Company stock plan that vests based on achievement of any market or performance condition and service condition (each, a “Company PSU”), whether vested but unsettled or unvested, was canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the Merger Consideration and (ii) the aggregate number of Shares underlying such Company PSU (determined based on (a) for a Company PSU for which the market condition is relative total stockholder return, actual performance of the relevant peer group as of the Company’s fiscal quarter-end immediately preceding the closing of the Merger (the “Closing”) and the Merger Consideration as the per Share price, and (b) for any other Company PSU, the greater of (1) the target level of achievement of all relevant performance goals in accordance with the applicable award agreement relating thereto or (2) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter-end immediately preceding the Closing in accordance with the applicable award agreement relating thereto), less applicable taxes and authorized deductions; and
•each Company PSU that was not deemed earned in accordance with the applicable award agreement was canceled without the payment of consideration.

The foregoing description of the Merger Agreement and the transactions consummated pursuant thereto does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on January 8, 2024, and is incorporated herein by reference.
Item 2.01    Completion of Acquisition or Disposition of Assets.
As described in the Introductory Note of this Current Report on Form 8-K, on November 15, 2024, the Merger was completed. Upon the consummation of the Merger, the Company became a wholly owned subsidiary of Parent.
The disclosure under the Introductory Note to this Current Report on Form 8-K is incorporated by reference into this Item 2.01.
Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The disclosure under the Introductory Note to this Current Report on Form 8-K is incorporated by reference into this Item 3.01.
In connection with the consummation of the Merger, on November 15, 2024, the Company notified The Nasdaq Global Select Market (“Nasdaq”) that the Merger was completed and requested that Nasdaq (i) suspend trading of the Common Stock effective before the opening of trading on November 15, 2024, (ii) withdraw the Common Stock from listing on Nasdaq, and (iii) file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to effect the delisting of the Common Stock from Nasdaq and to deregister the Common Stock under Section 12(b) of the Exchange Act. As a result, trading of the Common Stock on Nasdaq was suspended on November 15, 2024.
In addition, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 with respect to the Common Stock requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.
Item 3.03    Material Modification to Rights of Security Holders.
At the Effective Time, as a result of the consummation of the Merger, each holder of Shares outstanding immediately prior to the Effective Time (other than the Excluded Shares, which were cancelled as of the Effective Time) ceased to have any rights as a stockholder of the Company (other than (i) in the case of Shares other than the Dissenting Shares, the right to receive the Merger Consideration for such stockholder’s Shares and (ii) in the case of Dissenting Shares only, the right to receive only the payment provided by Section 262 of the DGCL in respect of such Dissenting Shares), except as otherwise described above.
The disclosures under the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.
Item 5.01    Changes in Control of Registrant.
The disclosures under the Introductory Note and Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 5.01.
As a result of the consummation of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The disclosures under the Introductory Note and Item 2.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.02.
Pursuant to the Merger Agreement, effective as of the Effective Time, each of Michael H. Carrel, Raymond W. Cohen, David M. Demski, Jane E. Kiernan, Esteban López, M.D., Robert E. McNamara, and Nancy L. Snyderman, M.D., FACS, comprising all of the members of the Company’s board of directors, ceased serving as a member of the Company’s board of directors and each committee thereof. Pursuant to the Merger Agreement, effective as of the Effective Time, each of Vance R. Brown and Jonathan R. Monson, comprising all of the members of the board of directors of Merger Sub as of immediately prior to the Effective Time, became a member of the Company’s board of directors.
Pursuant to the Merger Agreement, effective as of the Effective Time, the position of each of Raymond W. Cohen, Alfred Ford, Jr., Kari L. Keese, Rinda K. Sama and John Woock, Ph.D., as an officer of the Company terminated. Pursuant to the Merger Agreement, effective as of the Effective Time, Michael F. Mahoney, Daniel J. Brennan and Jonathan R. Monson became the executive officers of the Company.
In connection with his separation from employment with the Company, Raymond W. Cohen has entered into a separation agreement with Parent providing for the existing severance payments and benefits that he was entitled to receive under his Executive Employment Agreement, as described under “Executive Compensation—Potential Payments upon Termination or Change in Control Pursuant to Employment Agreements” under Item 11, Part III in the Company’s Annual Report on Form 10-K/A filed with the SEC on April 29, 2024, which is incorporated by reference herein.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.
Pursuant to the Merger Agreement, effective as of the Effective Time, the Amended and Restated Certificate of Incorporation of the Company, as amended, and the Amended and Restated Bylaws of the Company, as amended, were each amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which are incorporated by reference into this Item 5.03.
The disclosures under the Introductory Note and Item 2.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.03.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1*
Agreement and Plan of Merger, dated as of January 8, 2024, by and among Boston Scientific Corporation, Sadie Merger Sub, Inc. and Axonics, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on January 8, 2024).

3.1	Sixth Amended and Restated Certificate of Incorporation of Axonics, Inc.
3.2	Second Amended and Restated Bylaws of Axonics, Inc.
104	Cover Page Interactive Date File - the cover page XBRL tags are embedded within the Inline XBRL document.
* Schedules to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K under the Securities Act of 1933, as amended. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXONICS, INC.

Date: November 15, 2024	By:	/s/ Raymond W. Cohen
Raymond W. Cohen
Authorized Signatory